SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) August 3, 2004

                              EVERGREEN SOLAR, INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)

          000-31687                                        04-3242254

(Commission File Number No.)                   (IRS Employer Identification No.)

                              259 Cedar Hill Street
                               Marlboro, MA 01752
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                    (Address of principal executive offices)

               Registrant's telephone number, including area code:

                                 (508) 357-2221
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                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)
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Item 12. Results of Operations and Financial Condition.

      The following information, including Exhibit 99.1 attached hereto, is intended to be furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

      On August 3, 2004, Evergreen Solar, Inc. (the "Company") issued a press release regarding its financial results for the fiscal quarter ended June 30, 2004. A copy of the press release is attached hereto as Exhibit 99.1.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    EVERGREEN SOLAR, INC.
                                    (Registrant)

Dated: August 3, 2004               By: /s/ Richard G. Chleboski
                                        ----------------------------------------
                                        Richard G. Chleboski
                                        Chief Financial Officer, Vice President,
                                        Treasurer and Secretary

                                  EXHIBIT INDEX

Exhibit Number                      Description
--------------                      -----------

99.1                                Press release dated August 3, 2004